UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    Form 8-K

                              ____________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 4, 2006

                              ____________________


                    Lincoln Educational Services Corporation
               (Exact Name of Registrant as Specified in Charter)

                              ____________________



        New Jersey                      000-51371                57-1150621
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

     200 Executive Drive, Suite 340
     West Orange, New Jersey 07052                                 07052
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (973) 736-9340

                                 Not Applicable
         (Former name or former address, if changed since last report)

                              ____________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------
================================================================================

Item 2.02       Results of Operations and Financial Condition
                ---------------------------------------------

         On May 4, 2006, Lincoln Educational Services Corporation (the "Company") issued a press release announcing, among other things, its results of operations for the first quarter ended March 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto. The information contained under this Item 2.02 in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained under this Item 2.02 in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

(c)      Exhibits
         99.1 Press release of Lincoln Educational Services Corporation dated May 4, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        LINCOLN EDUCATIONAL SERVICES CORPORATION



Date: May 4, 2006
                                        By:  /s/  Cesar Ribeiro
                                           -------------------------------------
                                           Name:  Cesar Ribeiro
                                           Title: Vice President,
                                                  Chief Financial Officer and
                                                  Treasurer